                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 23, 1999


                      SEARS CREDIT ACCOUNT MASTER TRUST II
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


  ILLINOIS                        0-24776                   NOT APPLICABLE
  --------                        -------                   --------------
 (STATE OF                      (COMMISSION                 (IRS EMPLOYER
ORGANIZATION)                  FILE NUMBER)               IDENTIFICATION NO.)


C/O SRFG, INC.
3711 KENNETT PIKE
GREENVILLE, DELAWARE                                          19807
----------------------------------------                      -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 434-3176
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE

ITEM 5.           OTHER EVENTS

                  SERIES 1999-3. ON NOVEMBER 23, 1999, $400,000,000 AGGREGATE
PRINCIPAL AMOUNT OF 6.45% CLASS A MASTER TRUST CERTIFICATES, SERIES 1999-3, $28,250,000 AGGREGATE PRINCIPAL AMOUNT OF CLASS B MASTER TRUST CERTIFICATES, SERIES 1999-3, AND $42,400,000 AGGREGATE PRINCIPAL AMOUNT OF CLASS C MASTER TRUST CERTIFICATES, SERIES 1999-3, OF THE SEARS CREDIT ACCOUNT MASTER TRUST II (THE "TRUST") WERE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF JULY 31, 1994, AS AMENDED, AMONG SRFG, INC. (FORMERLY SEARS RECEIVABLES FINANCING GROUP, INC.) AS SELLER ("SRFG"), SEARS, ROEBUCK AND CO. AS SERVICER ("SEARS") AND BANK ONE, NATIONAL ASSOCIATION (FORMERLY THE FIRST NATIONAL BANK OF CHICAGO) AS TRUSTEE (THE "TRUSTEE"), AND THE SERIES SUPPLEMENT DATED AS OF NOVEMBER 23, 1999, AMONG SRFG AS SELLER, SEARS AS SERVICER AND THE TRUSTEE.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

EXHIBIT NO.       DESCRIPTION

EXHIBIT 1.1       UNDERWRITING AGREEMENT AMONG SEARS, SRFG AND MORGAN
                  STANLEY & CO. INCORPORATED AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS FOR THE CLASS A MASTER TRUST CERTIFICATES, DATED NOVEMBER 15, 1999.

EXHIBIT 1.2       PRICING AGREEMENT AMONG SEARS, SRFG AND MORGAN STANLEY &
                  CO. INCORPORATED ON BEHALF OF THE UNDERWRITERS FOR THE CLASS A MASTER TRUST CERTIFICATES, DATED NOVEMBER 15, 1999.

EXHIBIT 4.1 SERIES 1999-3 SUPPLEMENT AMONG SEARS AS SERVICER, SRFG AS SELLER AND THE TRUSTEE, DATED AS OF NOVEMBER 23, 1999, INCLUDING THE FORMS OF INVESTOR CERTIFICATES.

EXHIBIT 4.2 LETTER OF REPRESENTATIONS AMONG SRFG, THE TRUSTEE AND THE DEPOSITORY TRUST COMPANY, DATED AS OF NOVEMBER 23, 1999.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  SEARS CREDIT ACCOUNT  MASTER TRUST II
                                    (REGISTRANT)


                                  BY: SRFG, INC.
                                      (ORIGINATOR OF THE TRUST)




DATE:  NOVEMBER 23, 1999              BY:  /s/ GEORGE F. SLOOK
                                           -------------------------------------
                                           GEORGE F. SLOOK
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DESCRIPTION
-------           -----------
 1.1              UNDERWRITING AGREEMENT AMONG SEARS, SRFG AND MORGAN
                  STANLEY & CO. INCORPORATED AS REPRESENTATIVE OF THE SEVERAL
                  UNDERWRITERS FOR THE CLASS A MASTER TRUST CERTIFICATES, DATED
                  NOVEMBER 15, 1999.

 1.2              PRICING AGREEMENT AMONG SEARS, SRFG AND MORGAN STANLEY &
                  CO. INCORPORATED ON BEHALF OF THE UNDERWRITERS FOR THE CLASS A
                  MASTER TRUST CERTIFICATES, DATED NOVEMBER 15, 1999.

 4.1              SERIES 1999-3 SUPPLEMENT AMONG SEARS AS SERVICER, SRFG AS
                  SELLER AND THE TRUSTEE, DATED AS OF NOVEMBER 23, 1999,
                  INCLUDING THE FORMS OF INVESTOR CERTIFICATES.

 4.2              LETTER OF REPRESENTATIONS AMONG SRFG, THE TRUSTEE AND THE
                  DEPOSITORY TRUST COMPANY, DATED AS OF NOVEMBER 23, 1999.